SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      November 5, 1996 (November 3, 1996)

                Date of Report (Date of earliest event reported)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                0-6457         52-0886267
     --------------       ----------------     -------------
     (State or other         (Commission       (IRS Employer
     jurisdiction of           File Number)   Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)















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                             PAGE 2

Item 5.  Other Events

         On November 3, 1996, MCI Communications Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") with British Telecommunications plc, a public limited company incorporated under the laws of England and Wales ("BT"), and Tadworth Corporation, a Delaware corporation and a wholly-owned subsidiary of BT ("Tadworth"), pursuant to which the Company will merge with and into Tadworth (the "Merger"). As a result of the Merger, each outstanding share of the Company's common stock, par value $.10 per share (other than shares held in the treasury of the Company or owned by BT or Tadworth or any persons who shall have properly exercised their rights to appraisal under Delaware law), will be converted into the right to receive (i) 0.54 American Depositary Shares ("ADSs") of BT, each representing ten ordinary shares of 25 pence each of BT (with cash being paid in lieu of fractional ADSs), and (ii) $6.00 in cash. The combined company will be named Concert plc and will operate under the BT and MCI brand names in the United Kingdom and the United States, respectively.

         Consummation of the Merger is subject to certain conditions, including receipt of the approval of the Merger and the transactions contemplated thereby by the stockholders of the Company and BT and receipt of required regulatory approvals.

         The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 hereto. A copy of the press release, dated November 3, 1996, issued by the Company, relating to the above-described transaction is attached as
Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits

         (c)  The following exhibits are filed with this report:

         2. Agreement and Plan of Merger dated as of November 3, 1996, among British Telecommunications plc, MCI Communications Corporation and Tadworth Corporation.

         99. Press Release of the Company, dated November 3, 1996, relating to the Merger and the transactions contemplated thereby.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ David M. Case
                                   ------------------------------
                                    David M. Case
                                    Vice President and Controller


Date: November 5, 1996















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                                                   EXHIBIT INDEX


Exhibit
No.               Description

2                 Agreement  and Plan of Merger,  dated as of  November 3, 1996,
                  among  British   Telecommunications  plc,  MCI  Communications
                  Corporation and Tadworth Corporation.

99 Press Release of the Company, dated November 3, 1996, relating to the Merger and the transactions contemplated thereby.